                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                     Sunshine Mining and Refining Company
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

TO:              Common Stockholders                         DATE:   May 1, 1996

SUBJECT:         Special Meeting of Stockholders
                 Adjourned to May 21, 1996
================================================================================

       AN URGENT MESSAGE REGARDING YOUR SUNSHINE MINING COMMON STOCK.

The Special Meeting of Stockholders adjourned to April 30, 1996 has once again been adjourned until May 21, 1996.

The Company is very near to receiving the requisite approval of the Common Shareholders. With more than 100 million shares voting, 90.5 million shares have voted to approve, and only 6.9 million shares have voted against the Proposal, with 3.0 million shares abstaining. Every share is very important in securing approval of this critical transaction for the Company.

As previously communicated, the Company estimates that approximately 30% of the Common Stock is held by foreign investors who rarely participate in the voting process.

IN ORDER TO PROCEED WITH THE MERGER, A MAJORITY OF THE SHARES OUTSTANDING MUST APPROVE THE PROPOSAL. THE LACK OF RESPONSE FROM FOREIGN STOCKHOLDERS MEANS THAT THE AFFIRMATIVE VOTE OF A HIGHER-THAN-USUAL NUMBER OF DOMESTIC STOCKHOLDERS WILL BE REQUIRED.

         The Merger transaction being voted upon is fully described in the Proxy materials forwarded to you previously. It is extremely important to you and to the Company. The Merger, if approved, will:

         * eliminate the Preferred Stock in a manner which is less dilutive to the Common Stock than the redemption alternative currently available under the terms of the Preferred Stock;

         * eliminate the $10.5 million annual Preferred Stock dividend charge and improve the Common Stock book value; and

         * enable the Company to meet continued listing standards with the New York Stock Exchange.

                        PLEASE RETURN YOUR PROXY TODAY.

         Another proxy card and a postage-paid envelope has been enclosed to assist you with voting, in the event you no longer have your original proxy card. If returning your proxy by mail, please allow at least 5 days for your proxy to be received in time to be voted at the Meeting.

                         YOU MAY VOTE BY FACSIMILE AT:

                        (214) 999-9323 OR (214) 999-9348

          For additional information or proxy materials, please call:

                                 (800) 747-2967

                Information Agents are available to assist you.



                                        SUNSHINE MINING & REFINING COMPANY

TO:              Common Stockholders                         DATE:   May 1, 1996

SUBJECT:         Special Meeting of Stockholders
                 Adjourned to May 21, 1996
================================================================================


       AN URGENT MESSAGE REGARDING YOUR SUNSHINE MINING COMMON STOCK.

The Special Meeting of Stockholders adjourned to April 30, 1996 has once again been adjourned until May 21, 1996.

The Company is very near to receiving the requisite approval of the Common Shareholders. With more than 100 million shares voting, 90.5 million shares have voted to approve, and only 6.9 million shares have voted against the Proposal, with 3.0 million shares abstaining. Every share is very important in securing approval of this critical transaction for the Company.

As previously communicated, the Company estimates that approximately 30% of the Common Stock is held by foreign investors who rarely participate in the voting process.

IN ORDER TO PROCEED WITH THE MERGER, A MAJORITY OF THE SHARES OUTSTANDING MUST APPROVE THE PROPOSAL. THE LACK OF RESPONSE FROM FOREIGN STOCKHOLDERS MEANS THAT THE AFFIRMATIVE VOTE OF A HIGHER-THAN-USUAL NUMBER OF DOMESTIC STOCKHOLDERS WILL BE REQUIRED.

         The Merger transaction being voted upon is fully described in the Proxy materials forwarded to you previously. It is extremely important to you and to the Company. The Merger, if approved, will:

         * eliminate the Preferred Stock in a manner which is less dilutive to the Common Stock than the redemption alternative currently available under the terms of the Preferred Stock;

         * eliminate the $10.5 million annual Preferred Stock dividend charge and improve the Common Stock book value; and

         * enable the Company to meet continued listing standards with the New York Stock Exchange.

                        PLEASE RETURN YOUR PROXY TODAY.

         A proxy card and a postage-paid envelope has been enclosed to assist you with voting, in the event you no longer have your proxy card. If voting by mail, please allow enough for your proxy to be received in time to be voted at the meeting (at least 5 days).

          For additional information or proxy materials, please call:

                                 (800) 747-2967

           Information Agents are available to respond to assist you.




                                        SUNSHINE MINING & REFINING COMPANY

TO:              Common Stockholders                         DATE:   May 1, 1996

SUBJECT:         Special Meeting of Stockholders
                 Adjourned to May 21, 1996
================================================================================

       AN URGENT MESSAGE REGARDING YOUR SUNSHINE MINING COMMON STOCK.

The Special Meeting of Stockholders adjourned to April 30, 1996 has once again been adjourned until May 21, 1996.

The Company is very near to receiving the requisite approval of the Common Shareholders. With more than 100 million shares voting, 90.5 million shares have voted to approve, and only 6.9 million shares have voted against the Proposal, with 3.0 million shares abstaining. Every share is very important in securing approval of this critical transaction for the Company.

As previously communicated, the Company estimates that approximately 30% of the Common Stock is held by foreign investors who rarely participate in the voting process.

IN ORDER TO PROCEED WITH THE MERGER, A MAJORITY OF THE SHARES OUTSTANDING MUST APPROVE THE PROPOSAL. THE LACK OF RESPONSE FROM FOREIGN STOCKHOLDERS MEANS THAT THE AFFIRMATIVE VOTE OF A HIGHER-THAN-USUAL NUMBER OF DOMESTIC STOCKHOLDERS WILL BE REQUIRED.

         The Merger transaction being voted upon is fully described in the Proxy materials forwarded to you previously. It is extremely important to you and to the Company. The Merger, if approved, will:

         * eliminate the Preferred Stock in a manner which is less dilutive to the Common Stock than the redemption alternative currently available under the terms of the Preferred Stock;

         * eliminate the $10.5 million annual Preferred Stock dividend charge and improve the Common Stock book value; and

         * enable the Company to meet continued listing standards with the New York Stock Exchange.

                               PLEASE VOTE TODAY.

         Another proxy is enclosed to assist you with voting, in the event you no longer have your proxy. If voting by mail, please allow time for your proxy to be received and voted in time for the Meeting (at least 5 days).

          For additional information or proxy materials, please call:

                                 (800) 747-2967


           Information Agents are available to respond to assist you.





                                        SUNSHINE MINING & REFINING COMPANY